UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 29, 2004

                             ERIE INDEMNITY COMPANY
               (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                   0-24000                 25-0466020
  -------------------------------       -------------        -------------------
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
   incorporation)                        File Number)        Identification No.)


100 Erie Insurance Place, Erie, Pennsylvania                      16530
--------------------------------------------                ----------------
  (Address of principal executive offices)                     (Zip Code)

          Registrant's telephone number, including area code (814) 870-2000

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Item 5. OTHER EVENTS.

On January 22, 2004, Erie Indemnity Company issued a press release which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number        Description
--------------        -----------
99.1                  Press release dated January 22, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ERIE INDEMNITY COMPANY


                                    Erie Indemnity Company
                                ------------------------------
                                       (Registrant)

Date: January 29, 2004            /s/ Jan R. Van Gorder
                                -------------------------------
                         (Jan R. Van Gorder, Senior Executive Vice President,
                          Secretary & General Counsel)

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            Erie Indemnity Announces Nominees for Board of Directors

Erie, Pa., January 22, 2004 - The Nominating Committee of Erie Indemnity Company (Nasdaq: ERIE) has unanimously agreed on its nominees for the Company's Board of Directors. Members of the Board of Directors will be elected at the Company's Annual Meeting of Shareholders scheduled for April 27, 2004, at the Company's headquarters in Erie, Pennsylvania.

The following individuals, who are currently Directors, were renominated by the Nominating Committee: Kaj Ahlmann, John T. Baily, Samuel P. Black, III, J. Ralph Borneman, Jr., Wilson C. Cooney, Patricia Garrison-Corbin, John R. Graham, Susan Hirt Hagen, C. Scott Hartz, F. William Hirt, Samuel P. Katz, Claude C. Lilly, III, Jeffrey A. Ludrof, Jan R. Van Gorder and Robert C. Wilburn.

The Nominating Committee based its nominations on the general needs of the Company as well as the specific attributes of candidates that would add to the overall effectiveness of the Board. The committee also unanimously recommended that the size of the Board remain at 15 to effectively meet the needs of Board committees.

Information on each of the nominees will be included in the Company's Proxy Statement to be mailed to Shareholders prior to the Annual Meeting.

In accordance with the Company's Bylaws, Class B (voting) shareholders are also given the opportunity to nominate directors no later than 60 days preceding the anniversary of the 2003 Annual Meeting (which was held on April 29, 2003), or 30 days after the Nominating Committee has given public notice of its recommended slate of nominees for election as directors. This Press Release shall serve as public notice of the Nominating Committee's recommendation.

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Erie Indemnity Company provides  management  services to the member companies of the Erie Insurance Group, which includes the Erie Insurance Exchange, Flagship City Insurance Company, Erie Insurance Company, Erie Insurance Property and
Casualty Company, Erie Insurance Company of New York and Erie Family Life Insurance Company.

According to A.M. Best Company, Erie Insurance Group, based in Erie, Pennsylvania, is the 17th largest automobile insurer in the United States based on direct premiums written and the 20th largest property/casualty insurer in the United States based on total lines net premium written. The Group, rated A+ (Superior) by A.M. Best Company, has more than 3.7 million policies in force and operates in 11 states and the District of Columbia. Erie Insurance Group ranked 454 on the FORTUNE 500 and is included in Forbes Magazine's PLATINUM 400 list of the best-managed companies in America.